Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,148,750.00
Previously Paid Amount	0.00
Total Fee Amount	2,166.17
Total Offset Amount	0.00
Net Fee	$ 2,166.17